UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2010

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On November 30, 2010, WellCare Health Plans, Inc. (“WellCare”) received confirmation from the Georgia Department of Community Health (“DCH”) that Amendment #9 (“Amendment #9”) to Contract No. 0654 (“Contract 0654”) between DCH and WellCare of Georgia, Inc. (“WCGA”), a wholly-owned subsidiary of WellCare, had been approved by the Centers for Medicare & Medicaid Services (“CMS”).  Amendment #9 had been subject to CMS approval and was not considered final prior to such approval.

Amendment #9 sets forth the updated table of rates payable to WCGA under Contract 0654 effective July 1, 2010.  WellCare has requested confidential treatment of this specific information.  However, as previously disclosed, WellCare anticipates Amendment #9 will result in a net rate increase under Contract 0654 of approximately 1.5 to 2.0%.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements regarding the anticipated effect of the new rates contained in Amendment #9 that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are based on current expectations, are predictive in nature, and involve known and unknown risks and uncertainties that may cause WellCare’s actual outcomes and results to differ materially from those projected or contemplated in the forward-looking statements.  These risks and uncertainties include, but are not limited to, uncertainties related to the demographic mix of members served by WCGA.  For example, if the demographic profile of members served after the new rates are effective differs from WellCare’s projections, the effect of the new rates will vary from WellCare’s current estimates.  Forward-looking statements in this Current Report on Form 8-K should be evaluated and read in conjunction with the other risks and uncertainties that affect the Company’s business, including those found under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and in other filings by the Company with the U.S. Securities and Exchange Commission, which contain discussions of the Company’s business and the various factors that may affect it.  Given these risks and uncertainties, we can give no assurances that any results or events projected or contemplated by our forward-looking statements will in fact occur and we caution you not to place undue reliance on these statements.  The Company undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

Item 9.01                      Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibit is filed as part of this report:

10.1	Amendment #9 to Contract No. 0654 between the Georgia Department of Community Health and WellCare of Georgia, Inc.*

*Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2010	WELLCARE HEALTH PLANS, INC. /s/ Timothy S. Susanin
Timothy S. Susanin
Senior Vice President, General Counsel and Secretary

Exhibit Index

10.1	Amendment #9 to Contract No. 0654 between the Georgia Department of Community Health and WellCare of Georgia, Inc.*

*Portions of this exhibit have been omitted pursuant to a request for confidential treatment.